ING Life Insurance and Annuity Company
and its
Variable Annuity Account C

ING Pension IRA

Supplement dated June 14, 2010 to the Contract Prospectus
dated April 30, 2010, as amended

The information in this Supplement updates and amends certain information contained in your variable annuity Contract Prospectus. Please read it carefully and keep it with your current variable annuity
Contract Prospectus for future reference.

1.	Effective June 1, 2010, the name of the subadviser for ING Van Kampen Comstock Portfolio and ING Van
Kampen Equity and Income Portfolio changed from Morgan Stanley Investment Management, Inc. (d/b/a Van
Kampen) to Invesco Advisers, Inc.

2.	Effective June 1, 2010, the information for the funds referenced above appearing in the Contract
Prospectus under Appendix IV – Description of Underlying Funds is hereby deleted and replaced with the following:

Fund Name and
	Investment Adviser/Subadviser	Investment Objective(s)
	ING Partners, Inc. – ING Van Kampen Comstock	Seeks capital growth and income.
Portfolio

Investment Adviser: Directed Services LLC

Subadviser: Invesco Advisers, Inc.
	ING Partners, Inc. – ING Van Kampen Equity	Seeks total return, consisting of long-term capital
	and Income Portfolio	appreciation and current income.

Investment Adviser: Directed Services LLC

Subadviser: Invesco Advisers, Inc.

X.75992-10A	Page 1	June, 2010